UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 22, 2023

LOCKHEED MARTIN CORPORATION
(Exact name of registrant as specified in its charter)

Maryland		1-11437	52-1893632
(State or other jurisdiction		(Commission File Number)	(IRS Employer
of incorporation)			Identification No.)

6801 Rockledge Drive
Bethesda,	Maryland		20817
(Address of principal executive offices)			(Zip Code)
(301) 897-6000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $1 par value	LMT	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 22, 2023, the Board of Directors of Lockheed Martin Corporation (“Lockheed Martin” or the “Company”) amended and restated the Company’s Bylaws, effective immediately. The amendments address the universal proxy rules adopted by the U.S. Securities and Exchange Commission (the “Universal Proxy Rules”) and certain other corporate governance matters.

Sections 1.08, 1.10 and 1.11 of the Bylaws have been amended to address the Universal Proxy Rules, including (i) to update the procedures and information requirements for the nomination of persons for election to the Board of Directors of the Company and the proposal of business to be considered by the stockholders, including with respect to Rule 14a-19 under the Securities Exchange Act of 1934, as amended, and (ii) to provide the chairman of the meeting the power and duty, under certain circumstances, to declare a nomination defective or proposal of business not properly before the meeting and to disregard such matters.

Section 2.02 of the Bylaws has been amended to increase the maximum number of directors from fourteen to fifteen. Section 2.06 of the Bylaws, which specifies the responsibilities of the Lead Director, has been amended to include a reference to the Lead Director’s responsibility to lead the Board’s annual self-evaluation process.

The foregoing summary description of the amendment to the Bylaws is not intended to be complete and is qualified in its entirety by reference to the complete text of the Bylaws, a copy of which is included as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.
(d)    Exhibits

Exhibit No.	Description
3.1	Bylaws of Lockheed Martin Corporation, as amended and restated effective February 22, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lockheed Martin Corporation
(Registrant)

Date: February 23, 2023	By:	/s/ Kerri R. Morey
Kerri R. Morey
Vice President and Associate General Counsel